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                                                                 Exhibit 10.14.3

                                                           EXECUTION COUNTERPART

                  AMENDMENT NO. 2 TO CREDIT AGREEMENT (5-YEAR)

            AMENDMENT NO. 2 dated as of June 30, 1999, between MID OCEAN LIMITED, a corporation duly organized and validly existing under the laws of the Cayman Islands (the "Company"); each of the other Obligors identified under the caption "OBLIGORS" on the signature pages hereto; each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Company, the Banks and the Administrative Agent are parties to a Credit Agreement (5-Year) dated as of September 2, 1997, as amended by Amendment No. 1 dated as of August 5, 1998 (the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $100,000,000. The Company, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects, including adding XL Capital, XL Insurance and XL Mid Ocean (as such terms are defined below) as borrowers and guarantors thereunder and accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Effective as of the Amendment Date as provided in Section 5 below, the Credit Agreement is hereby amended as follows:

            2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

            2.02. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said
Section 1.01), as follows:

            "Borrower" shall mean each of the Company, XL Capital, XL Insurance and XL Mid Ocean.

                  Amendment No. 2 to Credit Agreement (5-Year)

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            "Borrowers' Jurisdiction" shall mean (a) Bermuda, (b) the Cayman
      Islands and (c) any other country (i) where any Borrower is licensed or qualified to do business or (ii) from which payments hereunder are made by any Borrower.

            "Consolidated Tangible Net Worth" shall mean at any date the consolidated stockholders' equity of XL Capital and its consolidated Subsidiaries less their consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to November 30, 1998, in the book value of any asset owned by XL Capital or a consolidated Subsidiary and (ii) all unamortized debt discount and expense, unamortized deferred charges, deferred acquisition costs, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

            "Designated Lender" shall mean, with respect to any Designating Lender, an Eligible Designee designated by it pursuant to Section 11.06(j) hereof as a Designated Lender for purposes of this Agreement.

            "Designating Lender" shall mean, with respect to each Designated Lender, the Bank that designated such Designated Lender pursuant to
      Section 11.06(j) hereof.

            "Eligible Designee" shall mean a special purpose corporation that
      (i) is organized under the laws of the United States or any state thereof,
      (ii) is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (iii) issues (or the parent of which issues) commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's or P-1 or the equivalent thereof by another recognized rating service.

            "Guarantor" shall mean each of the Company, XL Capital, XL Insurance and XL Mid Ocean.

            "Indebtedness" shall mean, for any Person: (a) indebtedness created, incurred or assumed by such Person for borrowed money or obligations of such Person evidenced by bonds, debentures, promissory notes or similar instruments; (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business; (c) Capital Lease Obligations of

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      such Person; (d) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (e) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person (other than letters of credit and banker's acceptances arising in the ordinary course of such Person's business); and (f) Guarantees by such Person of Indebtedness of others; provided that insurance payment liabilities, as such, and liabilities in the ordinary course of such person's business as an insurance or reinsurance company or corporate member of Lloyd's or as a provider of financial services or contracts (other than in connection with the provision of financing to such Person or any of such Person's Affiliates) shall not be deemed to constitute Indebtedness.

            "Obligors" shall mean each Borrower and each Guarantor.

            "Total Funded Debt" shall mean, at any time, all Indebtedness of XL Capital and its Subsidiaries which would at such time be classified in whole or in part as a liability on consolidated balance sheet of XL Capital in accordance with GAAP.

            "XL Capital" shall mean XL Capital Ltd, a corporation duly organized and validly existing under the laws of the Cayman Islands.

            "XL Insurance" shall mean XL Insurance Ltd, a limited liability company duly organized and validly existing under the laws of Bermuda.

            "XL Mid Ocean" shall mean XL Mid Ocean Reinsurance Ltd, a limited liability company duly organized and validly existing under the laws of Bermuda.

            2.03. The following definitions in Section 1.01 of the Credit Agreement are hereby amended as follows:

                  (i) The definitions of "Affiliate", "Business Day", "ERISA
            Affiliate" and "ERISA Plan" are amended by deleting the references therein to "the Company" and replacing them with "any Borrower".

                  (ii) The definitions of "Administrative Agent's Account",
            "Agreed Foreign Currency", "Applicable Lending Office", "Eurocurrency Loans", "Foreign Benefit Plan" and "Material Subsidiary" are amended by deleting the references therein to "the Company" and replacing them with "the Borrowers".

                  Amendment No. 2 to Credit Agreement (5-Year)


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                  (iii) The definitions of "Board of Directors", "Board
            Resolution", "Interest Period" and "Officer" are amended by deleting the references therein to "the Company" and replacing them with "the relevant Borrower".

                  (iv) The definitions of "Change of Control", "Deferred
            Acquisition Expenses", "Fiscal Dates", "Material Adverse Effect", "Net Worth" and "Total Debt" are amended by deleting the references therein to "the Company" and replacing them with "XL Capital".

            2.04 Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Assumed Reinsurance" and "Tangible Net Worth".

            2.05 The Credit Agreement is hereby amended by deleting each reference therein to "Mid Ocean Reinsurance" and replacing it with "XL Mid Ocean".

            2.06. The Credit Agreement is hereby amended as follows by:

                  (i) deleting each reference to "Company Jurisdiction" and
            replacing it with "Borrowers' Jurisdiction";

                  (ii) deleting each reference to "the Company" in Sections
            2.01, 4.01(a), 4.01(b), 4.02, 4.05, 4.07(d), 7.03, 7.04, 7.06, 9(a),
            9(b), 9(c), 9(e), 9(f), 9(g), 9(h), 10.03, 10.04, 11.06(g), 11.06(h)
            and 11.06(i) and replacing it with "any Borrower";

                  (iii) deleting each reference to "the Company" in Sections
            1.02(b), 2.02, 2.03, 2.04, 2.07, 2.08, 2.09, 3.01, 3.02, 4.07(c),
            5.01(b), 5.01(c), 5.01(d), 5.02, 5.05(b), 6.02, 7.09, 7.16, 8.01(g),
            8.01(h), 8.01(i), 10.05, 10.06, 10.08, 11.03, 11.06(b), 11.06(c),
            11.06(f), 11.12, 11.14(a) and 11.07, and replacing it with "each
            Borrower";

                  (iv) deleting the first reference to "The Company" in Section
            4.01(c) and replacing it with "Each Borrower" and deleting the subsequent references to "the Company" in such Section and replacing them with "such Borrower";

                  (v) deleting the first, second and third references to "the
            Company" in Section 4.06 and replacing them with "any Borrower", deleting the subsequent references to "the Company" in such Section and replacing them with "such Borrower" and deleting the reference to "such Company" and replacing it with "such Borrower";

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                  (v) deleting the first reference to "The Company" in Section
            4.07(a) and replacing it with "Each Borrower" and the subsequent references to "the Company" in such Section and replacing them with "such Borrower";

                  (vi) deleting the first reference to "The Company" in Section
            4.07(b) and replacing it with "any Borrower" and the subsequent references to "the Company" in such Section and replacing them with "such Borrower";

                  (vii) deleting the first reference to "The Company" in Section
            5.01(a) and replacing it with "Each Borrower", deleting the second and third references to "the Company" in such Section and replacing them with "such Borrower", deleting the reference to "such Company" in such Section and replacing it with "such Borrower" and deleting the reference to "any Company" in such Section and replacing it with "any Borrower";

                  (viii) deleting the first reference to "the Company" in
            Section 5.03 and replacing it with "any Borrower" and deleting the second reference to the "Company" in such Section and replacing it with "such Borrower";

                  (ix) deleting the first reference to "The Company" in Section
            5.04 and replacing it with "Each Borrower" and deleting the second reference to "the Company" in such Section and replacing it with "such Borrower";

                  (x) deleting the first reference to "The Company agrees" in
            Section 5.05(a) and replacing it with "The Borrowers agree", deleting the third and fifth references to "the Company" in such Section and replacing them with "such Borrower", and replacing the second, fourth, sixth and seventh references to "the Company" in such Section and replacing them with "any Borrower";

                  (xi) deleting the first and third references to "the Company"
            in Section 5.06 and replacing them with "any Borrower" and deleting the second and fourth references to "the Company" in such Section and replacing them with "such Borrower";

                  (xii) deleting the first and second references to "the
            Company" in Section 6.01(a) and replacing them with "each Borrower" and deleting the third and fourth references to the "Company" and replacing them with "such Borrower";

                  Amendment No. 2 to Credit Agreement (5-Year)


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                  (xiii) deleting the first reference to "the Company" in
            Section 6.01(b) and replacing it with "XL Capital", deleting the second reference to "the Company" and replacing it with "Mid Ocean Limited, XL Mid Ocean and XL Insurance", deleting the third reference to "the Company" and replacing it with "the Borrowers" and deleting the fourth reference to "the Company" and replacing it with "each Borrower";

                  (xiv) deleting all references to the Company in the final
            unnumbered paragraph of Section 6.01 and replacing them with "the Borrowers";

                  (xv) deleting the reference to "the Company" in the first
            sentence of Section 7 and replacing it with "the relevant Borrower";

                  (xvi) deleting the reference to "the Company" in Sections 7.01 and 7.12 and replacing it with "the relevant Borrower";

                  (xvii) deleting the first, third, fourth and fifth references to "the Company" in Section 7.05 and replacing them with "each Borrower" and deleting the second reference to "the Company" in such Section and replacing it with "such Borrower";

                  (xviii) deleting each reference to "the Company nor any of its
            Subsidiaries" in Sections 7.08, 7.10 and 7.11 and replacing them with "any Borrower nor any of its Subsidiaries";

                  (xix) deleting the first three references to "the Company" in
            Section 9(d) and replacing them with "any Borrower" and deleting the last reference to "the Company" in such Section and replacing it with "such Borrower";

                  (xx) deleting the first reference to "the Company" in the last paragraph of Section 9 and replacing it with "any Borrower" and deleting each other reference to "the Company" in such paragraph and replacing them with "the Borrowers";

                  (xxi) deleting the first reference to "the Company" in Section
            10.01 and replacing it with "any Borrower" and deleting the second reference to "the Company" in such Section and replacing it with "each Borrower";

                  (xxii) deleting the reference to "any Company" in Section
            11.02 and replacing it with "any Borrower";

                  Amendment No. 2 to Credit Agreement (5-Year)


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                  (xxiii) deleting the first two references to "the Company" in
            Section 11.04 and replacing them with "each Borrower" and deleting the last reference to "the Company" in such Section and replacing it with "any Borrower";

                  (xxiv) deleting the first reference to "the Company" in
            Section 11.06(e) and replacing it with "any Borrower" and deleting the remaining references to "the Company" in such Section and replacing them with "each Borrower";

                  (xxv) deleting each reference to "the Company" in the first paragraph of Section 11.10 and replacing it with "each Borrower" and deleting the reference to "the Company" in the second paragraph of
            Section 11.10 and replacing it with "any Borrower";

                  (xxvi) deleting each reference to "the Company" in Sections
            11.11 and 11.13 and replacing it with "the Borrowers"; and

                  (xxvii) deleting the first reference to "The Company" in
            Section 11.14(b) and replacing it with "Each Borrower" and deleting the remaining references to "the Company" in such Section and replacing them with "the relevant Borrower".

            2.07. Section 7 of the Credit Agreement is hereby amended by adding, immediately following Section 7.17, a new Section 7.18 to read as follows:

            "7.18. Year 2000 Compliance. XL Capital has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by material suppliers, vendors and customers) that could be adversely affected by the risk that computer applications used by XL Capital or any of its Subsidiaries (or material suppliers, vendors and customers other than those affecting customers that may give rise to claims under insurance policies issued by XL Capital or any Subsidiary of XL Capital) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to any date after December 31, 1999 (the "Year 2000 Problem") and (ii) developed a plan and timetable for addressing the Year 2000 Problem on a timely basis. Based on the foregoing, XL Capital believes that all computer applications of XL Capital and its Subsidiaries that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 ("Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect."

                  Amendment No. 2 to Credit Agreement (5-Year)


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            2.08. Section 8.01(a) of the Credit Agreement is hereby amended in its entirety as follows:

            "(a) Within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of XL Capital, consolidated statements of operations and cash flows of XL Capital and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of XL Capital and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period (except, in the case of the balance sheet, to the last day of) in the preceding fiscal year (it being understood that delivery to the Banks of XL Capital's Report on Form 10-Q filed with the SEC shall satisfy the financial statement delivery requirements of this Section 8.01(a) so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this Section 8.01(a)), accompanied by an Officer's Certificate, which certificate shall state that said consolidated financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of XL Capital and its Subsidiaries in accordance with generally accepted accounting principles (except for the absence of footnotes), consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);".

            2.09. Section 8.01(b) of the Credit Agreement is hereby amended in its entirety as follows:

            "(b) as soon as practicable and in any event within 100 days after the end of each fiscal year of XL Capital, consolidated statements of operations and cash flows of XL Capital and its Subsidiaries for such fiscal year and the related consolidated balance sheet of XL Capital and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year (it being understood that delivery to the Banks of XL Capital's Report on Form 10-K filed with the SEC shall satisfy the financial statement delivery requirements of this Section 8.01(b) so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this
      Section 8.01(b)), and accompanied by a report thereon of Price WaterhouseCoopers LLP or any other independent certified public accountants of recognized national standing, which report shall state (without a "going concern" or like qualification or exception and without qualification or exception as to the scope of its audit) that said consolidated financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of XL Capital and its Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles in the

                  Amendment No. 2 to Credit Agreement (5-Year)


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                                      -9-


      United States of America; and with 100 days after the end of each fiscal year of each of the Borrowers and within 60 days after the end of each fiscal quarter of each such fiscal year, a certificate dated as of the end of such fiscal year or quarter, signed on behalf of each Borrower by a principal financial officer thereof, (i) stating that as of the date thereof no Event of Default has occurred and is continuing or exists, or if an Event of Default has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action with respect thereto taken or contemplated to be taken by such Borrower, (ii) stating in reasonable detail the information and calculations necessary to establish compliance with the provisions of
      Section 8.06 hereof and that such certificate is based on an examination made by or under the supervision of the signer sufficient to assure that such certificate is accurate;"

            2.10. Sections 8.01(c), (d), (e) and (f) of the Credit Agreement are deleted in their entirety and replaced with the words "[Intentionally omitted]"; and the unnumbered sentence at the end of Section 8.01 of the Credit Agreement is deleted in its entirety.

            2.11. Clause (j) of Section 8.05 of the Credit Agreement is hereby redesignated as clause (k) and clauses (h) and (i) of Section 8.05 of the Credit Agreement are hereby amended in their entirety and a new clause (j) is hereby added to read as follows:

            "(h) Liens securing reimbursement obligations of any of the Borrowers or their Subsidiaries with respect to letters of credit;

            (i) Liens securing Indebtedness incurred so long as such Indebtedness does not exceed $400,000,000 in the aggregate at any one time outstanding;

            (j) Liens securing Indebtedness outstanding on June 30, 1999 and listed in Schedule 8.05(j) hereof; and"

            2.12. Section 8.06 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "8.06 Certain Financial Covenants.

            (a) Consolidated Tangible Net Worth. XL Capital will not, at any time, permit its Consolidated Tangible Net Worth to be less than $2,566,000,000.

            (b) Ratio of Total Funded Debt to Consolidated Tangible Net Worth. XL Capital will not permit the ratio of (i) the sum of (x) Total Funded Debt plus (y) the aggregate undrawn face amount of all letters of credit (as to which reimbursement obligations are

                  Amendment No. 2 to Credit Agreement (5-Year)


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                                      -10-


      unsecured) issued for the account of, or guaranteed by, XL Capital or any of its consolidated Subsidiaries to (ii) Consolidated Tangible Net Worth to be greater than 0.35 at any time."

            2.13. Section 8 of the Credit Agreement is hereby amended by adding, immediately following Section 8.13, a new Section 8.14 to read as follows:

            "8.14. Year 2000 Compliance. Promptly after any Borrower's discovery or determination thereof, notice (in reasonable detail) that any computer application that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant (as defined in Section 7.18 hereof), except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect."

            2.14. Section 8.12 of the Credit Agreement is hereby deleted in its entirety and replaced with "[Intentionally omitted]", and each reference to "Section 8.12" in the Credit Agreement is hereby deleted.

            2.15. Section 11.06(a) shall be amended to read in its entirety as follows:

            "(a) No Borrower may assign any of its rights or obligations hereunder without the prior consent of all the Banks and the Administrative Agent."

            2.16. Section 11.06 of the Credit Agreement is hereby amended by adding thereto a new paragraph (j) as follows:

            "(j) Designated Lenders. Notwithstanding anything to the contrary contained herein, any Bank (a "Designating Lender") may grant to an Eligible Designee identified as such (and as a Designated Lender) in writing from time to time by such Designating Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Designating Lender would otherwise be obligated to make to any Borrower pursuant to this Agreement; provided that nothing herein shall constitute a commitment by such Designated Lender to make any Loan, (ii) if a Designated Lender elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Designating Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by a Designated Lender hereunder shall utilize the Commitment of the Designating Lender to the same extent, and as if, such Loan were made by such Designating Lender. Each party hereto hereby agrees that no Designated Lender shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Designating Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall

                  Amendment No. 2 to Credit Agreement (5-Year)


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                                      -11-


      survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any Designated Lender, it will not institute against, or join any other Person in instituting against, such Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. As to any Loans or portion thereof made by it, each Designated Lender shall have all the rights that a Bank making such Loans or portion thereof would have had under this Agreement and otherwise; provided that (i) its voting rights under this Agreement shall be exercised solely by its Designating Lender, (ii) its Designating Lender shall be deemed to hold its relevant Note as agent for such Designated Lender to the extent of the Loans or portion thereof funded by such Designated Lender and (iii) the designation of a Designated Lender and the funding of Loans by a Designated Lender shall in no event (x) subject any of the Borrowers to any delay in the making of a Loan, (y) cause or give rise to any obligation of any of the Borrowers to indemnify or hold harmless such Designated Lender or any other Person (including without limitation pursuant to Sections 5.05 and 11.03 hereof) except to the extent such obligation would have arisen in favor of the Designating Lender or another Person if the Designating Lender (rather than such Designated Lender) had made all of such Designated Lender's Loans and such Designated Lender had not been designated as such hereunder, or (z) render the performance of any provisions of the Agreement illegal, void or unenforceable under any provision of law. Each Designating Lender shall act as administrative agent for its Designated Lender and give and receive notices and other communications on behalf of its Designated Lender. Any payments for the account of any Designated Lender shall be paid to its Designating Lender as administrative agent for such Designated Lender and neither the Borrowers nor the Administrative Agent shall be responsible for any Designating Lender's application of such payments. In addition, any Designated Lender may (i) with notice to, but without the prior written consent of, XL Capital and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Designating Lender or to any financial institutions (consented to by XL Capital and the Administrative Agent) providing liquidity and/or credit support to or for the account of such Designated Lender to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans or portions thereof to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such Designated Lender. This Section 11.06(j) may not be amended without the written consent of each Designating Lender which has designated a Designated Lender."

            2.17. The Credit Agreement is hereby amended by adding a new Section 12 to read as follows:

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                                      -12-


            "Section 12. Guarantee.

            12.01. The Guarantee. Each Guarantor hereby jointly and severally guarantees to each Bank and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Banks to each of the Borrowers (other than such Guarantor in its capacity as a Borrower hereunder) and all other amounts from time to time owing to the Banks or the Administrative Agent by such Borrowers under this Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). Each Guarantor hereby further jointly and severally agrees that if any such Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, such Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

            12.02. Obligations Unconditional. The obligations of the Guarantors under Section 12.01 hereof are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrowers under this Agreement or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 12 that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted; or

                  Amendment No. 2 to Credit Agreement (5-Year)

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with.

            The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Bank exhaust any right, power or remedy or proceed against any Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

            12.03. Reinstatement. The obligations of the Guarantors under this
      Section 12 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Bank on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Bank in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

            12.04. Subrogation. The Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Banks under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section
      12.01 hereof, whether by subrogation or otherwise, against any Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

            12.05. Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Banks, the obligations of the Borrowers under this Agreement may be declared to be forthwith due and payable as provided in Section 9 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 9 hereof) for purposes of Section 12.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by any Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 12.01 hereof.

            12.06. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Section 12 constitutes an instrument for the payment of money, and consents and agrees that any Bank or the Administrative Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

            12.07. Continuing Guarantee. The guarantee in this Section 12 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

            12.08. Rights of Contribution. The Guarantors hereby agree, as between themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Guaranteed Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this Section 12.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Article and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

                  For purposes of this Section 12.08, (i) "Excess Funding Guarantor" means, in respect of any Guaranteed Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) "Excess Payment" means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) "Pro Rata Share" means, for any Guarantor, the ratio (expressed as a percentage) of
      (x) the amount by which the aggregate present fair saleable value of all properties of such Guarantor (excluding any shares of stock of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been Guaranteed by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Guarantors under this Section 12) of all of the Guarantors, determined (A) with respect to any Guarantor that is a party hereto on the date hereof, as of the date hereof, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder.

            12.09. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section
      12.01 hereof would otherwise, taking into account the provisions of
      Section 12.08 hereof, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 12.01 hereof, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Bank, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding."

            2.18. Exhibits and Schedules.

            (i) Exhibit E to the Credit Agreement is hereby replaced in its entirety with Exhibit E attached to this Amendment No. 2, and each reference in the Credit Agreement to such Exhibit E shall be deemed to refer to the Exhibit E attached to this Amendment No. 2.

            (ii) Schedule 8.05(j) attached to this Amendment No. 2 shall be deemed attached to and made a part of the Credit Agreement.

            Section 3. Addition of Borrowers and Guarantors. Mid Ocean Limited hereby agrees to become and be a Guarantor under, and each of XL Capital, XL Insurance and XL Mid Ocean hereby agrees to become and be a Borrower and a Guarantor under, and as defined, in the Credit Agreement (as amended hereby) and agrees to be bound by the terms of the Credit Agreement (as so amended) as a Guarantor and/or Borrower, as the case may be.

            Section 4. Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent and the Banks that (i) the representations and warranties set

                  Amendment No. 2 to Credit Agreement (5-Year) forth in Section 7 of the Credit Agreement are, both on the date hereof and as of the Amendment Date (as defined in Section 5 below), true and complete as if made on each such date (and after giving effect to this Amendment No. 2) and as if each reference in said Section 7 to "this Agreement" includes reference to this Amendment No. 2 and (ii) both immediately prior to and as of the date hereof, no Default shall have occurred and be continuing.

            Section 5. Conditions Precedent. The amendments to the Credit Agreement under Section 2 above shall become effective upon fulfillment on or prior to a date (prior to July 31, 1999) designated in writing to the Administrative Agent by XL Capital (the "Amendment Date") of each of the following conditions precedent:

            (a) Corporate Documents. Receipt by the Administrative Agent of certified copies of the organizational documents of each Obligor and of all corporate authority for each Obligor (including, without limitation, board of director resolutions and evidence of the incumbency and specimen signature of officers) with respect to the execution, delivery and performance of this Agreement and each other document to be delivered by each Obligor from time to time in connection herewith and with the Loans hereunder (and each of the Administrative Agent and each Bank may conclusively rely on such certificate of incumbency until it receives notice in writing from such Obligor to the contrary).

            (b) Opinions of Counsel to the Company. Receipt by the Administrative Agent of opinions of (i) Cahill Gordon & Reindel, (ii) Conyers, Dill & Pearman, (iii) Paul S. Giordano, Esq. and (iv) Hunter & Hunter, respectively, the Borrowers' and/or Guarantors' counsel in form and substance satisfactory to the Administrative Agent (and the Obligors hereby instruct each such counsel to deliver such opinions to the Banks and the Administrative Agent).

            (c) Representations and Warranties. The representations and warranties contained in Section 4 above shall be true and correct, and receipt by the Administrative Agent of a certificate of each Obligor to that effect.

            (d) Payments. Evidence (satisfactory to the Administrative Agent) of payment of all fees and expenses payable to the Administrative Agent and/or the Banks in connection with this Amendment No. 2 as heretofore agreed.

            (e) Other Documents. Receipt by the Administrative Agent of such other documents as the Administrative Agent or any Bank or special New York counsel to Chase may reasonably request.

                  Amendment No. 2 to Credit Agreement (5-Year)

            Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

                  Amendment No. 2 to Credit Agreement (5-Year)

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                    OBLIGORS

                                    MID OCEAN LIMITED
                                    as Borrower and as Guarantor


                                    By /s/Brian M. O'Hara
                                       --------------------------------
                                    Title: Chairman


                                    XL CAPITAL LTD
                                    as Borrower and as Guarantor


                                    By /s/Brian M. O'Hara
                                       --------------------------------
                                    Title: President & Chief Executive Officer


                                    XL INSURANCE LTD
                                    as Borrower and as Guarantor


                                    By /s/Brian M. O'Hara
                                       --------------------------------
                                    Title: Chairman


                                    XL MID OCEAN REINSURANCE LTD
                                    as Borrower and as Guarantor


                                    By /s/Brian M. O'Hara
                                       --------------------------------
                                    Title: Chairman

                  Amendment No. 2 to Credit Agreement (5-Year)

                                    BANKS

                                    THE CHASE MANHATTAN BANK,
                                    Individually and as Administrative Agent


                                    By /s/ Donald Rands
                                       --------------------------------
                                    Title:  Vice President


                                    CITIBANK N.A.


                                    By /s/ Michael Taylor
                                       --------------------------------
                                    Title:  Vice President


                                    DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                    ISLANDS BRANCHES


                                    By /s/ Clinton M. Johnson
                                       --------------------------------
                                    Title: Director


                                    By /s/ John S. McGill
                                       --------------------------------
                                    Title: Director


                                    MELLON BANK, N.A.


                                    By /s/ Karla Maloof
                                       --------------------------------
                                    Title: Vice President


                                    ROYAL BANK OF CANADA


                                    By /s/ Y.J. Bernard
                                       --------------------------------


                  Amendment No. 2 to Credit Agreement (5-Year)

                                    Title: Manager


                                    THE BANK OF BERMUDA LIMITED


                                    By /s/ Michael Collins
                                       --------------------------------
                                    Title: Senior Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By /s/ Sebastian Rocco
                                       --------------------------------
                                    Title: Senior Vice President


                                    STATE STREET BANK AND TRUST COMPANY


                                    By /s/ Edward M. Anderson
                                       --------------------------------
                                    Title: Vice President


                                    BANQUE NATIONALE DE PARIS


                                    By /s/  PhilTruesdale
                                       --------------------------------
                                    Title: Vice President


                                    By /s/
                                       --------------------------------
                                    Title:      Vice President


                                    THE BANK OF NOVA SCOTIA


                                    By /s/
                                       --------------------------------


                  Amendment No. 2 to Credit Agreement (5-Year)

                                    Title:  Senior Relationship Manager


                  Amendment No. 2 to Credit Agreement (5-Year)

                                                                       EXHIBIT E

                            [Form of Promissory Note]

                                 PROMISSORY NOTE

                                                               ___________, 1999

            FOR VALUE RECEIVED, [INSERT NAME OF BORROWER], a corporation organized under the laws of the ________________ (the "Borrower") promises to pay to __________________ (the "Bank"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the Administrative Agent's Account for the respective Currencies of the Loans evidenced hereby, such amount as shall equal the aggregate unpaid principal amount of the Loans made by the Bank to the Borrower under the Credit Agreement, in the respective Currencies in which such Loans are denominated and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such account, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, Type, Currency, interest rate and duration of Interest Period (if applicable) of each Loan made by the Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loans made by the Bank.

            This Note evidences Loans made by the Bank to the Borrower under the Credit Agreement (5-Year) dated as of September 2, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between each of the Borrowers party thereto (including the Borrower), each of the Guarantors party thereto, the lenders named therein (including the Bank), and The Chase Manhattan Bank, as Administrative Agent, providing for Loans in an aggregate principal amount not to exceed $100,000,000. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                                 Promissory Note

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

            Except as permitted by Section 11.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

            This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                    [NAME OF OBLIGOR]


                                    By_________________________
                                      Title:


                                 Promissory Note

                                SCHEDULE OF LOANS

            This Note evidences Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments and prepayments of principal set forth below:

         Prin-
         cipal                            Maturity           Unpaid
         Amount  Type                       Date    Amount   Prin-   Notation
 Date      of     of             Interest    of    Paid or   cipal     Made
 Made     Loan   Loan  Currency    Rate     Loan   Prepaid   Amount     by
 ----     ----   ----  --------    ----     ----   -------   ------     --


                                 Promissory Note

                       Schedule 8.05(j) (Permitted Liens)

Liens securing Indebtedness (not in excess of $150,000,000) now or hereafter incurred under the Loan Agreement between X.L. America, Inc., as Borrower, and X.L. Insurance Company, Ltd. and X.L. Investments, Ltd., as Guarantors, and Three Rivers Funding Corporation, dated as of December 22, 1998.


                                 Promissory Note